UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under to §240.14a-12

Angel Oak Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ANGEL OAK FUNDS TRUST

Angel Oak Income ETF

Angel Oak High Yield Opportunities ETF

Angel Oak Mortgage-Backed Securities ETF

Angel Oak Multi-Strategy Income Fund

Angel Oak UltraShort Income ETF

Angel Oak UltraShort Income Fund

ANGEL OAK STRATEGIC CREDIT FUND

3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326

(404) 953-4900

SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held June 26, 2025

May 14, 2025

Dear Shareholder:

At two Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”), you will be asked to consider two important matters relating to the separate series of Angel Oak Funds Trust and Angel Oak Strategic Credit Fund (the “Funds”).

At the first Meeting, you will be asked to approve new investment advisory agreements (the “New Investment Advisory Agreements”) between the Funds and their investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), in connection with a recent announcement by Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of the Adviser, and Brookfield Asset Management Ltd. (“Brookfield”) of a transaction whereby Brookfield will acquire a majority of Angel Oak Companies, LP (the “Transaction”). The closing of the Transaction is expected to be completed by September 30, 2025. The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. However, for legal reasons, the Transaction would terminate the Funds’ current investment advisory agreements (the “Current Investment Advisory Agreements”) with the Adviser unless you approve the New Investment Advisory Agreements, which are substantially identical to the Current Investment Advisory Agreements. Accordingly, we are requesting that you vote to approve the New Investment Advisory Agreements to take the place of the Current Investment Advisory Agreements, so that the Adviser may continue to manage the Funds after the Transaction.

At the second Meeting, you will be asked to elect one individual – Clayton Triick – as a Trustee of the Boards of Trustees of the Funds (collectively, the “Board”). Mr. Triick has served on the Board since 2024. Because a shareholder vote is required to approve the New Investment Advisory Agreements, the Board has proposed that shareholders consider the election of Mr. Triick at a meeting to be held on the same day and the use of a combined proxy statement, which would avoid the expense of preparing and mailing another proxy statement solely for the election of a Trustee.

The Meetings of each of the Funds, which are listed in an attachment to the Notices of Special Meeting of Shareholders, have been scheduled for June 26, 2025, to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on April 28, 2025, you are entitled to vote at the Meetings and any adjournment of the Meetings, even if you no longer own Fund shares.

The Board of the Funds recommends that you vote “FOR” the New Investment Advisory Agreements and vote “FOR” Clayton Triick as a Trustee of the Board.

The enclosed materials explain each of the proposals in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Meetings in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meetings. You may vote using one of the methods below by following the instructions on your proxy cards:

•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy cards in the postage-paid envelope; or
•	In person at the Meetings.

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To avoid unnecessary expenses, please respond promptly. Please carefully read the full text of the enclosed proxy statement and vote by mail, on the Internet, by phone or in person.

If you do not vote using one of these methods, you may be contacted by EQ Fund Solutions, LLC, the Funds’ proxy solicitor, to vote your shares over the phone. Your vote is very important to us regardless of the number of shares of a Fund you own. Whether or not you plan to attend the Meetings in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than 11:59 p.m. Eastern Time on June 25, 2025. Proxy cards accompany the proxy statement. If you have any questions before you vote, please call EQ Fund Solutions, LLC toll-free at (866) 521-4198.

We appreciate your participation and prompt response to this matter and thank you for your continued support.

Sincerely,

/s/ Adam Langley

Adam Langley
President, Angel Oak Funds Trust and Angel Oak Strategic Credit Fund

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QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?
A.	You are receiving these proxy materials — a booklet that includes the Proxy Statement and your proxy cards — because you have the right to vote on important matters concerning Angel Oak Funds Trust and Angel Oak Strategic Credit Fund (the “Trusts”) and their separate series, as applicable (the “Funds”).

The first Special Meeting of Shareholders (“Meeting 1”) relates to actions that need to be taken in light of a transaction (the “Transaction”) involving Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak Capital Advisors, LLC, the investment adviser of each of the Funds (the “Adviser”). In particular, Angel Oak Companies, LP and Brookfield Asset Management Ltd. (“Brookfield”) have announced that Brookfield will acquire a majority of Angel Oak Companies, LP. The Transaction is expected to be completed by September 30, 2025. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied. The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, for legal reasons, the Transaction would terminate the current investment advisory agreements between the Funds and the Adviser (the “Current Investment Advisory Agreements”) unless you approve new substantially identical agreements (the “New Investment Advisory Agreements”).

The second Special Meeting of Shareholders (“Meeting 2”) relates to the election of one individual to the Boards of Trustees (collectively, the “Board”) of the Trusts. The Board proposes the election of Clayton Triick as a Trustee of the Boards of the Trusts. Mr. Triick currently serves as a Trustee and has served on the Boards since 2024. Mr. Triick is considered to be a Trustee who is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)).
Q.	Why am I being asked to vote on the proposal at Meeting 1?
A.	The 1940 Act, the law that regulates registered management investment companies (“funds”), including the Funds, provides that a fund’s investment advisory agreement terminates whenever there is an “assignment” of the agreement caused by a “change in control” of an investment adviser. The change in the ownership structure of the Adviser contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser and, thus, an “assignment” of the Current Investment Advisory Agreements. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage a fund’s investments. For that reason, we are seeking shareholder approval of the New Investment Advisory Agreements.

Upon completion of the Transaction, Brookfield will become a majority owner of the Adviser. However, the Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The personnel, officers and managers of the Adviser are expected to remain the same. However, as part of the Transaction, beginning in 2027, Brookfield will have a right to acquire additional beneficial ownership in Angel Oak Companies, LP, which over time could result in Brookfield taking control of the board of directors of Angel Oak Companies, LP.

The Board has considered the Transaction and voted in favor of the New Investment Advisory Agreements, pursuant to which, subject to approval by shareholders, the Adviser will continue to serve as investment adviser to the Funds after the completion of the Transaction. The fees charged by the Adviser for its services to the Funds under each New Investment Advisory Agreement will be the same as the fees under the respective Current Investment Advisory Agreement. The other terms of each New Investment Advisory Agreement will also be the same in all material respects to those of the respective Current Investment Advisory Agreement.
Q.	Will the proposed Transaction affect me?
A.	No. The operations of the Adviser, the fees payable to the Adviser and the persons responsible for the day-to-day investment management of each of the Funds will remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to each Fund, as applicable, due to the Transaction.
Q.	Will there be any changes to the Funds’ other key service providers?
A.	No, the Transaction would not affect the control of the Funds’ other key service providers.

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Q.	Will my Fund’s fees for investment advisory services increase?
A.	No. The fee rates under each New Investment Advisory Agreement are identical to those under the respective Current Investment Advisory Agreement. Services also will remain substantially the same.
Q.	Why am I being asked to vote on the proposal at Meeting 2?
A.	Mr. Triick currently serves as a Trustee and is deemed to be an “interested person” of the Funds as defined in the 1940 Act. Mr. Triick was appointed by the Trustees in 2024 to fill a vacancy on the Board. All of the other Trustees of the Board (aside from Cheryl Pate, who is expected to resign in connection with closing of the Transaction) were elected by shareholders in 2019. Because a shareholder vote is required to approve the proposal at Meeting 1, the Board has proposed that shareholders consider the election of Mr. Triick at a meeting to be held on the same day and the use of a combined proxy statement, which would avoid the expense of preparing and mailing another proxy statement solely for the election of a Trustee.
Q.	I own shares of other funds in the Angel Oak fund complex and received similar solicitation materials regarding those funds. Am I also being asked to approve the proposals contained in this Proxy Statement?
A.	Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Angel Oak fund complex.
Q.	Who is asking for my vote?
A.	The enclosed proxies are being solicited by the Board of your Fund(s) for use at the Special Meetings of Shareholders to be held on June 26, 2025 (each, a “Meeting” and, collectively, the “Meetings”), and, if a Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.
Q.	How does the Board suggest that I vote?
A.	After careful consideration, the Board unanimously recommends that you vote “FOR” all of the proposals contained in the Proxy Statement. Please see the section entitled “Board Recommendation” with respect to the proposal at each Meeting for a discussion of the Board’s considerations in making such recommendations.
Q.	Why am I receiving information about Funds I do not own?
A.	The proposals at the Meetings are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meetings for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund.
Q.	What vote is required to approve the proposals?
A.	For the proposal at Meeting 1, each New Investment Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the applicable Funds. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

For the proposal at Meeting 2, Mr. Triick will be elected by shareholders of a Trust if a majority of the votes cast with respect to the Trust approve his election, provided a quorum is present.
Q.	Will my vote make a difference?
A.	Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy cards, on the Internet or over the phone will help save the costs of any further solicitations.
Q.	If I am a small investor, why should I bother to vote?
A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meetings. If this happens, the Funds will need to solicit votes again. This may delay the Meetings and the approval of the New Investment Advisory Agreements and generate unnecessary costs.

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Q.	How do I place my vote?
A.	You may provide a Fund with your vote by mail with the enclosed proxy cards, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meetings. You may use the enclosed postage-paid envelope to mail your proxy cards. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.
Q.	Whom do I call if I have questions?
A.	We will be happy to answer your questions about this proxy solicitation. If you have any questions, please call EQ Fund Solutions, LLC toll-free at (866) 521-4198.

Proxies may be revoked prior to a Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to a Meeting, or by voting in person at a Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARDS IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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ANGEL OAK FUNDS TRUST

Angel Oak Income ETF

Angel Oak High Yield Opportunities ETF

Angel Oak Mortgage-Backed Securities ETF

Angel Oak Multi-Strategy Income Fund

Angel Oak UltraShort Income ETF

Angel Oak UltraShort Income Fund

ANGEL OAK STRATEGIC CREDIT FUND

3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326

(404) 953-4900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 26, 2025

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of Angel Oak Funds Trust and Angel Oak Strategic Credit Fund (each, a “Trust” and collectively, the “Trusts”) and each of their respective series listed on the attached list (each, a “Fund” and collectively, the “Funds”) is scheduled to be held on June 26, 2025 at 4:30 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, for the following purposes:

1.	To approve New Investment Advisory Agreements between the Funds and the Adviser;
2.	To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on April 28, 2025, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. Record Date shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of April 28, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

Whether or not you are planning to attend the Meeting, please vote prior to 11:59 p.m. Eastern Time on June 25, 2025. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Meeting and voting in person. Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. If you have any questions before you vote, please call toll-free (866) 521-4198.

By Order of the Board,

/s/ Adam Langley

Adam Langley
President, Angel Oak Funds Trust and Angel Oak Strategic Credit Fund

May 14, 2025

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 26, 2025

This Proxy Statement is available online at vote.proxyonline.com/angeloak/docs/specialmeeting2025.pdf. In addition, shareholders can find important information about each Fund in each Fund’s annual report, dated January 31, 2025, and financial statements filed on Form N-CSR for the fiscal year ended January 31, 2025, and in any recent semi-annual report and semi-annual financial statements filed on Form N-CSR succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Fund, by calling the telephone number shown on the front page of this Proxy Statement or at www.angeloakcapital.com.

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FUNDS PARTICIPATING IN THE MEETING

ON June 26, 2025

Angel Oak Funds Trust

Angel Oak Income ETF

Angel Oak High Yield Opportunities ETF

Angel Oak Mortgage-Backed Securities ETF

Angel Oak Multi-Strategy Income Fund

Angel Oak UltraShort Income ETF

Angel Oak UltraShort Income Fund

Angel Oak Strategic Credit Fund

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ANGEL OAK FUNDS TRUST

Angel Oak Income ETF

Angel Oak High Yield Opportunities ETF

Angel Oak Mortgage-Backed Securities ETF

Angel Oak Multi-Strategy Income Fund

Angel Oak UltraShort Income ETF

Angel Oak UltraShort Income Fund

ANGEL OAK STRATEGIC CREDIT FUND

3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326

(404) 953-4900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 26, 2025

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of Angel Oak Funds Trust and Angel Oak Strategic Credit Fund (each, a “Trust” and collectively, the “Trusts”) and each of their respective series listed on the attached list (each, a “Fund” and collectively, the “Funds”) is scheduled to be held on June 26, 2025 at 5:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, for the following purposes:

1.	To elect Clayton Triick as a Trustee of the Boards of Trustees of the Trusts (collectively, the “Board”); and
2.	To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on April 28, 2025, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. Record Date shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of April 28, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

Whether or not you are planning to attend the Meeting, please vote prior to 11:59 p.m. Eastern Time on June 25, 2025. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Meeting and voting in person. Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. If you have any questions before you vote, please call toll-free (866) 521-4198.

By Order of the Board,

/s/ Adam Langley

Adam Langley
President, Angel Oak Funds Trust and Angel Oak Strategic Credit Fund

May 14, 2025

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 26, 2025

This Proxy Statement is available online at vote.proxyonline.com/angeloak/docs/specialmeeting2025.pdf. In addition, shareholders can find important information about each Fund in each Fund’s annual report, dated January 31, 2025, and financial statements filed on Form N-CSR for the fiscal year ended January 31, 2025, and in any recent semi-annual report and semi-annual financial statements filed on Form N-CSR succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Fund, by calling the telephone number shown on the front page of this Proxy Statement or at www.angeloakcapital.com.

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FUNDS PARTICIPATING IN THE MEETING

ON June 26, 2025

Angel Oak Funds Trust

Angel Oak Income ETF

Angel Oak High Yield Opportunities ETF

Angel Oak Mortgage-Backed Securities ETF

Angel Oak Multi-Strategy Income Fund

Angel Oak UltraShort Income ETF

Angel Oak UltraShort Income Fund

Angel Oak Strategic Credit Fund

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ANGEL OAK FUNDS TRUST

Angel Oak Income ETF

Angel Oak High Yield Opportunities ETF

Angel Oak Mortgage-Backed Securities ETF

Angel Oak Multi-Strategy Income Fund

Angel Oak UltraShort Income ETF

Angel Oak UltraShort Income Fund

ANGEL OAK STRATEGIC CREDIT FUND
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326

(404) 953-4900

PROXY STATEMENT

SPECIAL MEETINGs OF SHAREHOLDERS

TO BE HELD ON June 26, 2025

Meeting Information. The Boards of Trustees (the “Board”) of Angel Oak Funds Trust and Angel Oak Strategic Credit Fund (the “Trusts” and series thereof, as applicable, the “Funds”) is soliciting your proxy to be voted at the special meetings of shareholders to be held on June 26, 2025, at 4:30 p.m. and 5:00 p.m., respectively, Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (with any postponements or adjournments, each, a “Meeting” and, collectively, the “Meetings”).

General Voting Information. Each shareholder may cast one vote at each Meeting for each full share, and a proportional fractional vote for each fractional share, of the Fund(s) that they owned of record on April 28, 2025 (the “Record Date”). Appendix A lists the number of shares issued and outstanding for each Fund on the Record Date. Appendix B lists the shareholders who owned 5% or more of the outstanding shares of each Fund on the Record Date. It is expected that this Proxy Statement and the accompanying proxy cards (“Proxy Cards”) will be first mailed to shareholders on or about May 15, 2025.

You may provide proxy instructions by completing, signing and returning the enclosed Proxy Cards by mail in the enclosed envelope. The persons designated on each Proxy Card as proxies will vote your shares as you instruct on the Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” the proposal at the relevant Meeting in accordance with the recommendation of the Board. The persons designated on a Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before a Meeting. They may also vote in their discretion to adjourn a Meeting.

Record Date shareholders who intend to attend a Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of April 28, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is limited. Shareholders without proof of ownership and identification will not be admitted. If you want to vote in person you will need to obtain a legal proxy from your bank or broker-dealer.

If you sign and return a Proxy Card, you may still attend the relevant Meeting to vote your shares in person. You may revoke your proxy by (1) giving written notice before the Meeting of the revocation to a Fund stating that the proxy is revoked; (2) executing a subsequent proxy; or (3) attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have dissenters’ rights of appraisal with respect to any of the matters to be voted on by the shareholders at the Meetings.

This proxy solicitation is being made primarily by mail but may also be made by employees of Angel Oak and its affiliates, as well as dealers or their representatives in person or by mail, telephone, electronic mail, facsimile or oral communication.

The presence in person or by proxy of holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote at a Meeting shall constitute a quorum with respect to such Meeting. A Meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at such Meeting, either in person or by proxy. Notice of adjournment of a Meeting to another time or place need not be given if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Abstentions and Broker Non-Votes. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Broker non-votes and abstentions will count as a vote against the proposal at Meeting 1. Because the proposal at Meeting 2 is considered to be a “routine” voting item, the Trusts do not expect to receive any broker non-votes for the proposal at that Meeting.

Fund Reports. Copies of each Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324, or by visiting each Fund’s website at www.angeloakcapital.com.

1

MEETING 1—TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE FUNDS AND ADVISER

The proposal at Meeting 1 relates to actions that need to be taken in light of a transaction (the “Transaction”) involving Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of the Adviser. In particular, Angel Oak Companies, LP and Brookfield Asset Management Ltd. (“Brookfield”) have announced that Brookfield will acquire a majority of Angel Oak Companies, LP. The Transaction would result in the current beneficial owners of Angel Oak Companies, LP selling approximately 51% of the outstanding beneficial ownership of Angel Oak Companies, LP, and indirectly the Adviser, to Brookfield at closing. Appendix C to this Proxy Statement reflects the names and addresses of all parents of the Adviser and the basis of control of the Adviser and each parent by its immediate parent before and after the closing of the Transaction. The Transaction is expected to be completed by September 30, 2025. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied.

The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of each of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, as part of the Transaction, beginning in 2027, Brookfield will have a right to acquire additional beneficial ownership in Angel Oak Companies, LP, which over time could result in Brookfield taking control of the board of directors of Angel Oak Companies, LP.

The Investment Company Act of 1940, as amended (the “1940 Act”), the law that regulates registered management investment companies (“funds”), including the Funds, provides that a fund’s investment advisory agreement terminates whenever there is a “change in control” of an investment adviser. The change in the ownership structure of the Adviser contemplated by the Transaction would constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser and, thus, an “assignment,” which would terminate each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”). Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage a fund’s investments.

For that reason, you are being asked to approve new investment advisory agreements with respect to each Fund (each, a “New Investment Advisory Agreement”) as follows: (i) a New Investment Advisory Agreement between Angel Oak Funds Trust, on behalf of Angel Oak Multi-Strategy Income Fund and Angel Oak UltraShort Income Fund, and the Adviser; (ii) a New Investment Advisory Agreement between Angel Oak Funds Trust, on behalf of Angel Oak Income ETF, Angel Oak UltraShort Income ETF, Angel Oak High Yield ETF and Angel Oak Mortgage-Backed Securities ETF, and the Adviser; and (iii) a New Investment Advisory Agreement between Angel Oak Strategic Credit Fund and the Adviser.

The Board has considered the Transaction and voted in favor of the New Investment Advisory Agreements, pursuant to which, subject to its approval by the shareholders of the relevant Fund(s), the Adviser will continue to serve as investment adviser to the Funds after the completion of the Transaction. If the proposal at Meeting 1 is not approved by shareholders of the Funds, the Board will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement of limited duration with the Adviser or maintaining the current ownership structure pending further discussions.

The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Adviser, the Current Investment Advisory Agreements will terminate. If for any reason the Transaction does not occur, the Current Investment Advisory Agreements will not terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if it has been approved by shareholders of the Funds.

Material Terms of the New Investment Advisory Agreements

The terms of the New Investment Advisory Agreements are identical to those of the Current Investment Advisory Agreements, except with respect to the date of execution and that the New Investment Advisory Agreements will begin with an initial two-year term, effective as of the closing of the Transaction. Consequently, upon shareholder approval, the Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, forms of which are attached in Appendix D.

Duties of the Adviser. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), the Adviser acts as investment adviser to each Fund and supervises investments of a Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in a Fund’s governing documents, including, without limitation, each Fund’s Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. It is authorized to retain sub-advisers (the “Sub-Advisers”) to render

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portfolio management services to each Fund pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser. The Adviser has responsibility to manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to a Fund. The Adviser is responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Funds; (ii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; (iv) the fees of any Sub-Advisers; and (v) any costs of liquidating or reorganizing a Fund (unless such cost is otherwise allocated by the Board of Trustees).

Limitation of Liability. Under each Advisory Agreement, the Adviser shall not be subject to liability to a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering its services or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund. However, the Adviser is not protected for losses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties in rendering its services under the Advisory Agreements. The Adviser shall also be liable to each Fund for any loss (including brokerage charges) incurred by a Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies

Term and Continuance. Each Advisory Agreement remains in effect for a period of two (2) years from the date of effectiveness with respect to each Fund. Thereafter, consistent with the applicable provision of the 1940 Act, if not terminated, each Advisory Agreement continues in effect for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the applicable Funds and (ii) the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Funds, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Funds. Each Advisory Agreement will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act).

Board Considerations in Approving the New Investment Advisory Agreement

Pursuant to Section 15 of the 1940 Act, at a Special Meeting of the Board held on April 23, 2025 (the “Special Board Meeting”), at which a majority of the members of the Board (the “Trustees”), including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust and who are non-interested persons of any party to the New Investment Advisory Agreements (the “Independent Trustees”), were present, the Trustees considered and voted in favor of the New Investment Advisory Agreements, pursuant to which, subject to approval by the Funds’ shareholders, as applicable, the Adviser will continue to serve as investment adviser to the Funds after the completion of the Transaction.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the approval of each New Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to approve the New Investment Advisory Agreements between the Adviser and the Funds, the Board requested, and the Adviser and Brookfield provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, Brookfield and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of the Funds, as compared to other similar funds. The Board also considered responses to Trustees’ questions at the Special Board Meeting.

With respect to the Transaction, the Board reviewed materials received from the Adviser and Brookfield, including information relating to the reasons for the Transaction and other information relating to Brookfield’s plans with respect to its majority ownership in the Adviser. The Board also reviewed information regarding Brookfield, including, but not limited to: (a) information regarding the new proposed ownership structure and any possible effect on shareholders; (b) the culture of Brookfield and its alignment with that of the Adviser; (c) the potential distribution arrangements that Brookfield may offer the Adviser and the Funds, particularly with institutional investors; (d) information regarding other similar transactions in which Brookfield has engaged; and (e) potential synergies and collaboration between the Adviser and Brookfield following the completion of the Transaction.

Following their review and consideration, the Trustees determined that the New Investment Advisory Agreements with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including the Independent Trustees, unanimously approved the New Investment Advisory Agreements. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the New Investment Advisory Agreements. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the New Investment Advisory Agreements with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. Before voting on the New Investment Advisory Agreements, the Independent Trustees reviewed the New Investment Advisory Agreement with independent legal counsel to the Independent Trustees and received

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a memorandum from independent legal counsel to the Independent Trustees discussing the legal standards for their consideration of the New Investment Advisory Agreements. The Trustees also discussed the New Investment Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser or Brookfield were present. The Trustees based their decision on the following considerations, among others, although they did not identify any single specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that the Adviser is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past to the Funds and other registered investment companies advised by the Adviser (the “Angel Oak Funds”), the Adviser’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, the Adviser’s investment and management oversight processes, and the competitive investment performance of the Funds. The Board noted that there would be no differences between the scope of services required to be provided by the Adviser under the Current Investment Advisory Agreements and the scope of services required to be provided by the Adviser under the New Investment Advisory Agreements. The Board noted that the key investment and management personnel of the Adviser servicing the Funds are expected to remain with the Adviser following the Transaction. The Trustees also considered Brookfield’s representations to the Board that the Adviser would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by the Adviser, the Trustees concluded that, under the New Investment Advisory Agreements, it was expected that the Adviser would continuing to generate a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. The Trustees concluded on the basis of information derived from independent third-party data that the Adviser had achieved investment performance that was competitive relative to each Fund’s category, as established by the Outside Data Provider (the “Categories”), and smaller peer groups of comparable funds (the “Peer Groups”) over short- and longer-term trailing periods. In considering the performance of each Fund, the Trustees reviewed reports comparing each Fund’s performance to: (i) a Peer Group of comparable funds; (ii) each Fund’s Category; and (iii) each Fund’s benchmark index.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group for the period since the inception of the Institutional Class shares and in the third quartile over the one-, three-, five-year and ten-year periods ended December 31, 2024. The Trustees further noted that the Multi-Strategy Income Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-, three-, five-, and ten-year periods ended December 31, 2024, and for the period since the inception of the Institutional Class shares.

With respect to the UltraShort Income Fund (which commenced operations in April 2018), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group over the one year-period ended December 31, 2024, in the second quartile for the period since the Fund’s inception, in the third quartile over the five-year period ended December 31, 2024, and in the fourth quartile over the three-year period ended December 31, 2024. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark indices, the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Short Treasury: 9-12 Months Index, and the Bloomberg Short Term Government/Corporate Index, over the one-, three- (with the exception of the Bloomberg Short Term Government/Corporate Index), and five-year periods ended December 31, 2024, and the period since the Fund’s inception, and had underperformed the Bloomberg Short Term Government/Corporate Index during the three-year period ended December 31, 2024.

With respect to the UltraShort Income ETF (which commenced operations in October 2022), the Trustees observed that the Fund had ranked in the first quartile of the Fund’s Peer Group over the one-year period ended December 31, 2024, and the period since the Fund’s inception. The Trustees further noted that the Fund had outperformed its benchmark indices, the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Treasury Bills Index, and the Bloomberg Short Term Government/Corporate Index, over the one-year period ended December 31, 2024, and for the period since the Fund’s inception.

With respect to the Income ETF (which commenced operations in November 2022), the Trustees observed that the Fund had ranked in the first quartile of the Fund’s Peer Group over the one-year period ended December 31, 2024, and the period since the Fund’s inception. The Trustees further noted that the Fund had outperformed its benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-year period ended December 31, 2024, and for the period since the Fund’s inception.

With respect to the High Yield Opportunities ETF (which commenced operations in February 2024, but has performance data based on the performance of the institutional class of the predecessor fund prior to this date), the Trustees observed that the Fund had ranked in the first quartile of the Fund’s Peer Group over the three-year and five-year periods ended December 31, 2024, in the second quartile of the Fund’s Peer Group over the one-year period ended December 31, 2024. The Trustees noted that none of the other members of the Fund’s Peer Group have performance for the ten-year period and the period since the Fund’s inception for comparison purposes. The Trustees further noted that the Fund had outperformed its benchmark indices, the Bloomberg U.S. Aggregate Bond

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Index and the Bloomberg Corporate High Yield Index, over the one-year, three-year, five-year and ten-year periods ended December 31, 2024, and for the period since the Fund’s inception (with the exception of the Bloomberg Corporate High Yield Index), and had underperformed the Bloomberg Corporate High Yield Index for the period since the Fund’s inception.

With respect to the Mortgage-Backed Securities ETF (which commenced operations in February 2024, but has performance data based on the performance of the institutional class of the predecessor fund prior to this date), the Trustees observed that the Fund had ranked in the first quartile of the Fund’s Peer Group over the one-year and three-year periods ended December 31, 2024, and the period since the Fund’s inception. The Trustees further noted that the Fund had outperformed its benchmark indices, the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Mortgage-Backed Securities Index, over the one-year and three-year periods ended December 31, 2024, and for the period since the Fund’s inception.

With respect to the Angel Oak Strategic Credit Fund (which commenced operations in December 2017), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group for the period since the Fund’s inception, in the second quartile over the three-year and five-year periods ended December 31, 2024, and in the third quartile over the one-year period ended December 31, 2024. The Trustees further noted that the Fund had outperformed its benchmark index, the Bloomberg U.S. Aggregate Bond Index over the one-year, three-year and five-year periods ended December 31, 2024, and for the period since the Fund’s inception.

Based on the representations made by Brookfield at the Special Board Meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction and the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the management fee of each of the UltraShort Income Fund, UltraShort Income ETF, Mortgage-Backed Securities ETF, High Yield Opportunities ETF, and Income ETF was higher than the median management fee in their respective Peer Groups. They further observed that the management fee of the Multi-Strategy Income Fund was equal to the median management fee in its Peer Group. They further observed that the management fee of the Angel Oak Strategic Credit Fund was lower than the median management fee in its Peer Group. The Trustees also determined that the net expense ratio of each of the Multi-Strategy Income Fund, UltraShort Income Fund and Angel Oak Strategic Credit Fund was lower than the median net expense ratio for funds in their respective Peer Groups. They further observed that the net expense ratio of each of the UltraShort Income ETF, Mortgage-Backed Securities ETF, High Yield Opportunities and Income ETF was higher than the median net expense ratio for funds in their respective Peer Groups.

The Board noted that the quality of services provided by the Adviser and the relatively strong performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for each Fund and its shareholders. In addition, the Trustees noted that, with respect to each Fund that is subject to an Operating Expense Limitation Agreement, the Adviser has agreed to extend the current Operating Expense Limitation Agreements through September 30, 2027 if the New Investment Advisory Agreements are approved by shareholders and the Transaction closes on or before September 30, 2025.

The Board also reviewed the fees that the Adviser charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, but none with similar investment objectives and strategies as the Funds. The Board considered the fee rates charged by the Adviser to manage such funds and accounts. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of funds and accounts.

The Board also reviewed detailed profitability information and considered the Adviser’s current level of profitability with respect to the Funds and noted that the Adviser’s profitability was acceptable and not excessive and consistent with applicable industry averages and that the Adviser is committed to using its own resources to help improve the services it provides for the benefit of the Funds. The Trustees also noted that the Adviser has provided information regarding its methodology for attributing profitability to the Funds, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by the Adviser from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory services, the investment advisory and other services provided to the Fund by the Adviser, and the estimated profitability of the Adviser’s relationship with the Funds, the Board concluded that the level of investment advisory fees and the Adviser’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Funds and the Adviser. The Trustees considered the profitability of the Adviser both before and after the impact of the marketing-related expenses that the Adviser incurs out of its own resources in connection with its management of the Funds.

At the Special Board Meeting, the Trustees considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s New Investment Advisory Agreement as they are under each Fund’s Current Investment Advisory Agreement. The Trustees

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also noted that each Fund’s applicable fee waiver/expense limitations agreements with the Adviser would remain in effect, if the New Investment Advisory Agreements are approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Trustees noted that it was too early to predict whether and to what extent the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Trustees concluded that the fees to be paid under the New Investment Advisory Agreements are reasonable.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fee reflects possible economies of scale. While it was noted that each Fund’s investment advisory fee under the Current and New Investment Advisory Agreements will not decrease as each Fund’s assets grow because each Fund is not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of each Fund and appropriately reflects the current economic environment for the Adviser and the competitive nature of the fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether each Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to the Adviser with respect to each Fund, in the future, at which time the implementation of fee breakpoints on a Fund could be considered. The Trustees noted the past improvements made to the Adviser’s infrastructure and services provided to the Funds, which had been funded by the advisory fees received by the Adviser. Finally, the Trustees noted the Adviser’s statement that economies of scale could not be predicted in advance of the closing of the Transaction.

Benefits to the Adviser from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by the Adviser from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of each Fund and its shareholders. The Trustees also considered the terms of the Transaction and the financial benefits that it brings to the current parent company of the Adviser and noted that those financial benefits are available, in part, because of the involvement of the Adviser in the Transaction. The Trustees also noted that the Transaction is expected to place the Adviser on strong financial footing, enhancing its ability to provide continuous services to the Funds and that the Funds could benefit from the potential synergies and collaboration between the Adviser and Brookfield.

Other Considerations. In approving the New Investment Advisory Agreements, the Trustees determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders and that that commitment was expected to remain in place after the Transaction. The Trustees also concluded that the Adviser has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreements under which the Adviser has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreements. The Trustees observed that the waivers are subject to recoupment under the terms of the Operating Expense Limitation Agreements. The Adviser’s financial commitment to the Funds also included the payment of organizational, offering and distribution costs for the Funds when they were launched. The Board also considered matters with respect to the brokerage practices of the Adviser, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Funds in order to consider the approval of the New Investment Advisory Agreements. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Special Board Meeting, but also the information about the Funds and the Adviser that had been provided to them throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the approval of the New Investment Advisory Agreements and the level of fees paid under the New Investment Advisory Agreements, the Trustees did not identify any single factor as controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Funds, and they found that these services continued to benefit each Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Funds.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following

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consummation of the change in control transaction, at least 75% of the fund’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the conditions of Section 15(f), the Adviser and Brookfield have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. With respect to each Fund that is subject to an Operating Expense Limitation Agreement, the Adviser has agreed to keep the respective current Operating Expense Limitation Agreement in place through September 30, 2027, and the Adviser and Brookfield have represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction. In addition, in order to comply with the requirement that at least 75% of the Board must not be “interested persons” (as defined in the 1940 Act) of Brookfield or the Adviser, Cheryl M. Pate has indicated that she will be resigning from the Board before the closing of the Transaction.

Additional Information Regarding the Adviser

Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326, currently serves as Adviser to the Fund pursuant to the Current Investment Advisory Agreement. As previously noted, the names and addresses of all parents of the Adviser and the basis of control of the Adviser and each parent by its immediate parent before and after the Transaction is set forth in Appendix C. Information regarding the Current Investment Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Adviser, is provided in Appendix F. If the New Investment Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of the Adviser is set forth in Appendix E. A list of the Trustees and officers of each Trust who hold positions with the Adviser also is set forth in Appendix E.

The Adviser does not serve as an investment adviser to any other registered investment companies that have similar investment objectives and strategies to the Funds.

Vote Required for the Proposal at Meeting 1

For the proposal at Meeting 1, each New Investment Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the applicable Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

BOARD RECOMMENDATION ON THE PROPOSAL AT MEETING 1

THE TrusteeS UNANIMOUSLY RECOMMEND THAT
SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL AT MEETING 1

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MEETING 2—TO ELECT CLAYTON TRIICK AS A Trustee OF THE BOARD OF TRUSTEES OF EACH TRUST

The proposal at Meeting 2 relates to the election of Clayton Triick to the Board of the Trusts. Mr. Triick currently serves on the Board of the Trusts and is deemed to be an “interested person” of the Funds as defined by the 1940 Act. Mr. Triick was appointed by the Trustees to fill a vacancy on the Board in 2024. All of the other Trustees of the Board (aside from Cheryl Pate, who is expected to resign in connection with the closing of the Transaction, as discussed above) were elected by shareholders in 2019.

The 1940 Act provides that no new trustee may be appointed to a board of trustees by existing trustees unless immediately after that appointment at least two-thirds of the trustees will have been elected by shareholders of the trust. If all members of the Board have been elected by the shareholders, then upon any future retirements, resignations, or other cessation of duties by an elected Trustee, the Board will have flexibility to appoint replacements for one or more Trustees without incurring the expense of calling additional shareholder meetings. For example, if Mr. Triick would not be elected by shareholders, in the event that one of the current elected Trustees would resign from the Board, the Trustees would not be able to appoint a replacement without obtaining shareholder approval.

Because a shareholder vote is required to approve the proposal at Meeting 1, the Board has proposed that shareholders consider the election of Mr. Triick at a meeting to be held on the same day and the use of a combined proxy statement, which would avoid the expense of preparing and mailing another proxy statement solely for the election of a Trustee.

If elected, Mr. Triick would hold office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Declaration of Trust; (c) the termination of the Trust; or (d) his or her retirement (whether pursuant to the applicable retirement policy or otherwise).

The Trusts’ Nominating and Governance Committee, which is responsible for considering and presenting to the Board candidates it proposes for nomination as a Trustee of the Trusts, recommended that Mr. Triick stand for election. The Nominating and Governance Committee also considered Mr. Triick’s skills and background and noted that his past and current experience would make him a strong addition to the Board. At a meeting held on April 23, 2025, the Board approved the Nominating and Governance Committee’s recommendation that Mr. Triick stand for election.

Board’s Consideration of the Nominee’s Qualifications, Experience, Attributes or Skills

Mr. Triick’s Trustee Attributes.

Mr. Triick has served in various portfolio management capacities for Angel Oak since 2011. In addition to serving as portfolio manager for Angel Oak Funds, Mr. Triick is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he worked for YieldQuest Advisors, where he was a member of the investment committee focusing on the interest rate risk, currency risk, and commodity exposures of the portfolios alongside directly managing the closed-end fund allocations within the portfolios and individual accounts. The Board believes that Mr. Triick’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The following table lists the nominee for Trustee and the current Trustees, their ages, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/directorships held outside of the fund complex. The fund complex consists of each of the Funds, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust (which has not commenced operations). The mailing address of each Trustee is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

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Name and Year of Birth	Position with the Trusts	Term of Office and Length of Time Served (Angel Oak Funds Trust)	Term of Office and Length of Time Served (Angel Oak Strategic Credit Fund)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trusts
Ira P. Cohen 1959	Independent Trustee, Chair	Trustee since 2014, Chair since 2017; indefinite terms	Trustee since 2017, Chair since 2017; indefinite term	Executive Vice President, Recognos Financial (2015–2021); Independent financial services consultant (since 2005).	9	Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee and Chair, U.S. Fixed Income Trust (Trustee since 2019, Chair since 2025); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee, Apollo Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Since 2017; indefinite term	Retired.	9	Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	Since 2017; indefinite term	President, Schappert Consulting LLC (since 2008); Retired, President and CEO of JP Morgan Investment Management.	9	Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Director, Commonfund Capital, Inc. (2015-2022); Trustee, Mirae Asset Discovery Funds (2010-2023).

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Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9	Trustee and Audit Committee Chair, Valued Advisers Trust (since 2013, Chair since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (formerly, Cushing MLP & Infrastructure Fund)(since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee and Chair, CRM Mutual Fund Trust (since 2025); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee and Audit Committee Chair, NXG Cushing Mutual Funds Trust (2021-2023).
Interested Trustees of the Trusts
Cheryl M. Pate 1976	Interested Trustee	Since 2022; indefinite term	Since 2022; indefinite term	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2017).	9	Trustee, Angel Oak Credit Opportunities Term Trust (since 2022); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2023); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2022-2022).
Clayton Triick 1986	Interested Trustee	Since 2024, indefinite term	Since 2024; indefinite term	Head of Portfolio Management, Public Strategies, Angel Oak Capital Advisors, LLC (since 2024); Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (2011-2024).	9	Trustee, Angel Oak Credit Opportunities Term Trust (since 2024); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2024).

The Board has an Independent Chairman. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. As noted, the majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Trust.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board’s Consideration of each Trustees’ Qualifications, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of each Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.

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Mr. Cohen’s Trustee Attributes.

Mr. Cohen has over 43 years of experience in the financial services industry. He served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, from 2015 to 2021 and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen serves as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Albe’s Trustee Attributes.

Mr. Albe has over 34 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Trust. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Schappert’s Trustee Attributes.

Mr. Schappert has over 49 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ms. Mullins’ Trustee Attributes.

Ms. Mullins worked in the Asset Management and Mutual Funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. From 2014 to 2022, Ms. Mullins was an independent contractor and CCO with SWM Advisors. She remains an independent contractor with SWM Advisors. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chairperson since 2017. Ms. Mullins is also an independent trustee for The NXG Cushing Family of Funds. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ms. Pate’s Trustee Attributes.

Ms. Pate has over 16 years of experience in the financial services industry. Ms. Pate has served in various portfolio management capacities for Angel Oak since 2017, including serving as portfolio manager for certain Angel Oak funds and managing separately managed accounts. Prior to joining Angel Oak, she spent 10 years with Morgan Stanley, where she worked in equity research focusing on the financial sector, and led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. The Board believes that Ms. Pate’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Principal Officers of the Funds

Officers of the Funds are appointed by the Board and serve at the pleasure of the Board. The following table shows information about the principal officers, including their ages, their positions with the Trusts and their principal occupations during the past five years. The mailing address of each officer is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trusts
Adam Langley 1967	President	Since 2022; indefinite term (other offices held 2015-2022)	Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021); Chief Compliance Officer, Angel Oak Capital Advisors, LLC (2015-2022); Chief Compliance Officer of Falcons I, LLC (2018-2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (2017-2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (2018-2022); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (2021-2022); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (2021-2022); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (2015-2022); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (2016-2022); Chief Compliance Officer, Hawks I, LLC (2018-2022).
Michael Colombo 1984	Secretary	Since 2023; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2023); Director of Valuation, Angel Oak Capital Advisors, LLC (2022-2023); Director of Trade Operations, Intercontinental Exchange, Inc. (2022); Manager of Trade Operations, Intercontinental Exchange, Inc. (2019-2022).
Nilesh Likhite 1984	Treasurer	Since 2025; indefinite term	Fund Controller, Angel Oak Capital Advisors, LLC (since 2025); Fund Controller, Warren Equity Partners (2023-2024); Senior Manager, Ernst & Young LLP (2019-2023).
Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC (2020-2022); Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).

Trustee Ownership of Fund Shares

The table below shows, for each Trustee, the amount of the Funds’ equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Trust, as of December 31, 2024 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Dollar Range of Equity Securities in the:
Name of Trustee	Multi-Strategy Income Fund	UltraShort Income Fund	Income ETF	UltraShort Income ETF
Non-Interested Trustees

Alvin R. Albe, Jr.	E	A	A	A

Ira P. Cohen	A	A	A	A

Keith M. Schappert	E	A	A	A

Andrea N. Mullins	A	A	A	A

Interested Trustees

Cheryl M. Pate	A	A	A	A

Clayton Triick	A	E	A	E

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Dollar Range of Equity Securities in the:
Name of Trustee	High Yield Opportunities ETF	Mortgage-Backed Securities ETF	Angel Oak Strategic Credit Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees

Alvin R. Albe, Jr.	A	A	E	E

Ira P. Cohen	A	A	A	A

Keith M. Schappert	A	A	A	E

Andrea N. Mullins	E	A	A	E

Interested Trustees

Cheryl M. Pate	A	A	A	D

Clayton Triick	A	A	A	E

Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Trust’s principal underwriter or any of its affiliates.

As of April 28, 2025, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Funds.

Board Compensation

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed herein) receives an annual retainer of $75,000, (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board. In addition, each Committee Chair receives additional annual compensation of $12,000 (pro-rated for any periods less than one year) and the Chair of the Board receives an additional $17,000. Independent Trustees are permitted for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Funds do not have any pension or retirement plans. For the fiscal year ended January 31, 2025, the following compensation was paid to the Trustees:

Name of Person/Position	Aggregate Compensation from Angel Oak Funds Trust	Aggregate Compensation from Angel Oak Strategic Credit Fund	Total Compensation from the Funds and Fund Complex Paid to Trustees(1)
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	$102,454	$9,070	$127,500
Ira P. Cohen, Trustee, Chairman	$113,063	$10,007	$140,750
Keith M. Schappert, Trustee	$102,454	$9,070	$127,500
Andrea N. Mullins, Trustee	$102,454	$9,070	$127,500
Interested Trustees
Cheryl M. Pate, Trustee	$0	$0	$0
Clayton Triick, Trustee	$0	$0	$0

(1) The Fund Complex consists of the Funds, Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

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Committees and Meetings of the Board

The Board has four standing committees: the Audit, Financial, and Administrative Oversight Committee; the Nominating and Governance Committee; the Compliance Oversight Committee; and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all of the Independent Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix G. The function of the Committee is to review the scope and results of the annual audit of the Funds and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ financial reporting. The Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Trusts’ management financial and administrative matters relating to the Funds. For the fiscal year ended January 31, 2025, the Audit, Financial and Administrative Oversight Committee met four times.

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Appendix H. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. The Nominating and Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of Trustee. However, as a matter of practice, the Nominating and Governance Committee will consider candidates whose attributes will, among other factors, complement those of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that the consideration of different skills, experiences, backgrounds, education, viewpoints and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences, backgrounds and viewpoints is an important factor in the Board’s composition. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Funds Trust and Angel Oak Strategic Credit Fund

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

The Nominating and Governance Committee meets at least annually. For the fiscal year ended January 31, 2025, the Nominating and Governance Committee met four times.

The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Trust and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Adviser, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Fund’s compliance matters such as compliance with and any proposed changes to the Fund’s compliance program and the Codes of Ethics of the Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2025, the Compliance Oversight Committee met four times.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Trust delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Trust’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of each series of the Trusts and responds to other matters deemed appropriate by the Board.

The Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Trusts. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Trusts are or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2025, the Valuation and Risk Management Oversight Committee met four times.

Each Trustee attended 75% or more of the meetings of the Board and those Committees of which each Trustee is a member.

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Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (the “Auditor”) which has its principal office at 342 North Water Street, Suite 830, Milwaukee, WI 53202, has been selected as independent auditors of the Funds for the current fiscal year. The Auditor has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Representatives of the Auditor are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Certain information concerning the fees and services provided by the Auditor to the Funds and to the Adviser and its affiliates, for the two most recently completed fiscal years of the Funds is provided below. The Audit Committee is responsible for the engagement, compensation, and oversight of the Auditor. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by the Auditor for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to the Auditor’s independence each year. For the two most recent fiscal years for each of the Funds, none of the services provided to the Funds or described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

The following table sets forth the aggregate fees billed by the Auditor for professional services rendered to the Funds during the two most recent fiscal years.

	Angel Oak Funds Trust		Angel Oak Strategic Credit Fund
	Fiscal Year Ended 01/31/2025	Fiscal Year Ended 01/31/2024	Fiscal Year Ended 01/31/2025	Fiscal Year Ended 01/31/2024
Audit Fees	$264,182	$258,750	$26,219	$26,000
Audit-Related Fees	$5,000	$0	$0	$0
Tax Fees	$28,000	$28,000	$4,000	$4,000
All Other Fees	$0	$0	$0	$0
Aggregate Non-Audit Fees	$28,000	$28,000	$4,000	$4,000

Audit Fees. The aggregate fees billed by the Auditor for audit of the annual financial statements in connection with statutory and regulatory filings.

Audit-Related Fees. The aggregate fees billed by the Auditor for assurance and related services reasonably related to the performance of the annual audit or review of the Trust’s financial statements (and not reported above).

Tax Fees. The aggregate tax fees billed by the Auditor for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance.

All Other Fees. The aggregate fees billed by the Auditor for products and services provided by the Auditor to the Funds, other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees were for tax fees billed by the Auditor for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee. As such, the Audit Committee has considered these services in maintaining the Auditor’s independence.

Vote Required for the Proposal at Meeting 2

Provided a quorum is present, Mr. Triick will be elected by shareholders of a Trust if a majority of the votes cast with respect to the Trust approve his election.

BOARD RECOMMENDATION ON THE PROPOSAL AT MEETING 2

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE

ELECTION OF the NOMINEE

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OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meetings other than those set forth in this Proxy Statement. If other business should properly come before the Meetings, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Administrator, Principal Underwriters and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as each Fund’s administrator and transfer agent. The principal underwriter/distributor of the Funds (co-principal underwriter/distributor with respect to SBL Fund) is Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, ME 04101.

Affiliations and Affiliated Brokerage

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Adviser or affiliated persons of such persons (“Affiliated Brokers”).

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains a website (at https://www.sec.gov) which contains other information about the Funds.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about May 15, 2025, but proxies may also be solicited by telephone and/or in person by representatives of the Trusts, regular employees of the Adviser or its affiliate(s), or EQ Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meetings approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The Funds have retained EQ Fund Solutions, LLC, a proxy solicitation firm, to assist with the solicitation and tabulation of proxies. The cost of EQ Fund Solutions, LLC’s services, including printing, mailing and proxy solicitation, is approximately $547,000 and will be borne by the Adviser. The fees to be paid by the Adviser in connection with the proxy solicitation process will be paid by the Adviser from its own legitimate business profits and not by the Fund, and the Adviser will not seek any reimbursement for those fees and expenses that it will incur.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on April 28, 2025 will be entitled to notice of, and to vote at, the Meetings. Shareholders are entitled to one vote at each Meeting for each share held and fractional votes for fractional shares held. Fractional votes will be counted.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix B.

With respect to each Meeting, the presence in person or by proxy of holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum with respect to such Meeting. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at a Meeting, or a quorum is present but sufficient votes to approve the proposal at a Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund’s shares represented at such Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal at Meeting 1 or Meeting 2 in favor of an adjournment of the Meeting, and will vote those proxies required to be voted “AGAINST” a proposal at Meeting 1 or Meeting 2 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy cards will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any

16

proposal, your shares will be voted “FOR” the proposal at the relevant Meeting. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the relevant Meeting.

In order that your shares may be represented at the Meetings, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of a Trust prior to a Meeting; (b) by the subsequent execution and timely return of another proxy prior to a Meeting (following the methods noted above); or (c) by being present and voting in person at a Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at a Meeting, by itself, will not revoke a previously-tendered proxy.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trusts send. If you would like to receive an additional copy, please contact the Trusts by writing to the Funds’ address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trusts will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, each Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the secretary of a Trust, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

Proposals must be received a reasonable time before the Trusts begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETINGS, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Boards of Trustees,

/s/ Adam Langley
Adam Langley
President, Angel Oak Funds Trust & Angel Oak Strategic Credit Fund

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APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

Name of the Fund	Shares Outstanding
Angel Oak High Yield Opportunities ETF	10,535,384.000
Angel Oak Income ETF	21,810,000.000
Angel Oak Mortgage-Backed Securities ETF	20,431,336.000
Angel Oak Multi-Strategy Income Fund
Class A	17,498,468.183
Class C	3,622,631.712
Institutional Class	296,224,799.131
Total	317,345,899.026
Angel Oak Strategic Credit Fund
Class FI	981,263.627
Institutional Class	3,534,492.815
Total	4,515,756.442
Angel Oak UltraShort Income ETF	16,600,000.000
Angel Oak UltraShort Income Fund
Class A	2,590,230.253
Class A1	115,328.906
Institutional Class	60,365,463.558
Total	63,071,022.717

A-1

APPENDIX B

SHAREHOLDERS OWNING MORE THAN 5% OF THE FUNDS

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund’s outstanding securities:

Angel Oak High Yield Opportunities ETF

Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Charles Schwab & Co. Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	N/A	2,260,768	21.50%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	N/A	4,261,999	40.54%

U.S. Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	N/A	2,329,555	22.16%

Angel Oak Income ETF

Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Charles Schwab & Co. Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	N/A	7,135,647	32.72%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	N/A	5,283,606	24.23%

UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	N/A	1,224,148	5.61%

Wells Fargo Clearing Services LLC 2801 Market Street H0006-09B St. Louis, MO 63103	N/A	3,284,348	15.06%

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Angel Oak Mortgage-Backed Securities ETF

Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Charles Schwab & Co. Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	N/A	11,230,476	54.97%

LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	N/A	1,129,651	5.53%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	N/A	4,702,774	23.02%

U.S. Bank N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	N/A	1,792,423	8.77%

Angel Oak Multi-Strategy Income Fund

Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	A	1,523,298	8.70%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	A	2,425,871	13.85%

Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	A	5,779,970	33.01%

UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	A	1,441,307	8.23%

Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	A	3,219,792	18.39%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	C	455,123	12.63%

Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	C	991,600	27.52%

UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	C	452,058	12.55%

Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	C	1,102,124	30.59%

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Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Band & Co c/o US Bank NA 1555 Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Institutional	24,061,877	8.13%

Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	Institutional	34,698,181	11.73%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	Institutional	54,305,573	18.36%

Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	Institutional	38,615,141	13.05%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Institutional	17,466,973	5.90%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	Institutional	15,461,786	5.23%

UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	Institutional	39,056,516	13.20%

Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	Institutional	24,665,699	8.34%

Angel Oak Strategic Credit Fund

Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Northern Trust Co. Cust. FBO CYMI Equity LP 50 S. La Salle Street Chicago, IL 60603	FI	767,828	78.25%

Northern Trust Co. Cust. FBO Mathile Family Foundation 50 S. La Salle Street Chicago, IL 60603	FI	200,971	20.48%

Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	Institutional	3,301,582	93.41%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Institutional	194,534	5.50%

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Angel Oak UltraShort Income ETF

Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Charles Schwab & Co. Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	N/A	9,736,489	58.41%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	N/A	3,687,971	22.13%

Angel Oak UltraShort Income Fund

Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	A	841,401	32.58%

LPL Financial 4707 Executive Drive San Diego, CA 92121	A	289,646	11.22%

Marital Trust U/W/O Edwin H. Wegman DTD 8/10/06 Toby Wegman & Mark N. Wegman TTEES 401 E. Linton Boulevard, Apt 557 Delray Beach, FL 33483	A	400,380	15.51%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	A	283,124	10.96%

RBC Capital Markets LLC 250 Nicollet Mall, Suite 1200 Minneapolis, MN 55401	A	363,124	14.06%

UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	A	289,701	11.22%

Wells Fargo Clearing Services 1 N. Jefferson Avenue St. Louis, MO 63103	A1	115,329	100.00%

Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	Institutional	8,818,653	14.61%

National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	Institutional	24,014,144	39.79%

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Name and Address of the Beneficial Owner	Share Class	Amount of Shares Owned	Percentage of the Class

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	Institutional	6,873,352	11.39%

UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	Institutional	10,724,676	17.77%

*A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

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APPENDIX C

CORPORATE STRUCTURE OF THE ADVISER

The following sets forth the name and business address of each parent of the Adviser, and the basis of each parent’s control of the Adviser as of April 22, 2025.

Angel Oak Asset Management Holdings, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

Michael Fierman

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

Sreeniwas Prabhu

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: 46.29% Ownership of Angel Oak Companies, LP

The following sets forth, as of April 22, 2025, the name and business address of each expected parent of the Adviser, and the basis of each parent’s control of the Adviser, after the closing of the Transaction.

Angel Oak Asset Management Holdings, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: 93.3% Ownership of the Adviser

Angel Oak Companies, LP

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: 100% Ownership of Angel Oak Asset Management Holdings, LLC

New AO GP LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: General Partner of Angel Oak Companies, LP

Angel Oak Companies, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

Basis of Control: 99% Ownership of Angel Oak Companies, LP

Brookfield AO Holdings LLC

250 Vesey Street, 15th Floor

New York, NY, 10281

Basis of Control: 50.1%-55% Ownership of Angel Oak Companies, LLC

Brookfield Asset Management Ltd.

Brookfield Place

250 Vesey Street, 15th Floor

New York, NY, 10281

Basis of Control: 100% Ownership of Brookfield AO Holdings LLC (through several wholly-owned subsidiaries)

Brookfield Corporation

250 Vesey Street, 15th Floor

New York, NY, 10281

Basis of Control: 73% Ownership of Brookfield Asset Management Ltd.

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APPENDIX D

FORMS OF NEW INVESTMENT ADVISORY AGREEMENTS

ANGEL OAK FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

with

ANGEL OAK CAPITAL ADVISORS, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of _________, 2025, by and between Angel Oak Funds Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund”, and together the “Funds”) and Angel Oak Capital Advisors, LLC, a Delaware limited liability corporation (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company and will be registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”), prior to the commencement of operations of the Funds; and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management and services to the Funds pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser may retain sub-advisers (the “Sub-Advisers”) to render portfolio management services to any of the Funds pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.        APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services, including the oversight of the portfolio management services to be rendered by any Sub-Advisers and the purchase and sale of securities held in the portfolios of the Funds, with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Trustees”).

2.        DUTIES OF ADVISER

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation, the Trust’s Declaration of Trust and By-Laws; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser may also manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to any of the Funds and shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (vii) subject to the authority of the Trust, shareholder approval and exemptive relief sought from the U.S. Securities and Exchange Commission under Section 15(a) and Rule 18f-2 of the Investment Company Act, have full authority to retain Sub-Advisers to provide certain investment advisory services to the Funds noted herein, and may delegate certain of its duties hereunder to a Sub-Adviser

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and pay the Sub-Adviser a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement.

(b) BROKERAGE. The Adviser shall be responsible for, but may delegate, decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may rely on a list of Adviser-approved brokers or dealers selected based on criteria, including: the broker’s integrity, ethics and trustworthiness regarding any relations and agreements with the Adviser and its clients; the broker’s ability to generate investment ideas that consistently lead to value creation for the Adviser’s clients; the broker’s speed and quality of trade execution to minimize market price impact and maximize value for the Adviser’s clients; the broker’s capability to provide services at the lowest possible cost to the Adviser’s clients; availability of and the Adviser’s direct access to broker research analysts and strategists; sufficient, competent broker personnel and support staff; the quality, depth and effectiveness of the broker’s investment research; the quality and effectiveness of trading ideas and their evaluation after-the-fact; the timely acknowledgement and correction of trade errors; the efficient clearance and settlement of trades; and the broker’s overall ability to provide best execution for the Adviser’s clients. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.        REPRESENTATIONS OF THE ADVISER

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.        INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Adviser to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.        ADVISER’S PERSONNEL

(a) The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

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(b) As stated above, at its own expense, the Adviser may carry out any of its obligations under this Agreement by retaining, subject to the direction and control of the Board, one or more Sub-Advisers. The Adviser may with respect to a Fund: (i) evaluate, select, and recommend Sub-Advisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Sub-Advisers; (iii) terminate any Fund Sub-Adviser; (iv) monitor and evaluate each Sub-Adviser’s performance; and (v) implement procedures reasonably designed to seek to ensure that Sub-Advisers comply with the Fund’s investment objective, policies, and restrictions. Despite the Adviser’s ability to retain Sub-Advisers to perform certain duties set forth in Section 2 of this Agreement, the Adviser shall retain overall responsibility for the general management and investment of each Fund’s assets.

6.        EXPENSES

(a) With respect to the operation of the Funds, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (ii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; (iv) the fees of any Sub-Advisers; and (v) any costs of liquidating or reorganizing a Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by a Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund’s as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.        INVESTMENT ADVISORY AND MANAGEMENT FEE

(a) Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the

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Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.        NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.        CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or a Fund to take any action contrary to the Trust’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.      ADVISER’S LIABILITIES AND INDEMNIFICATION

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Funds’ offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Funds for any loss (including brokerage charges) incurred by a Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Funds or any shareholder of the Funds may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties

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under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.      NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

13.      TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Funds or any other series of the Trust.

14.      TERM

This Agreement shall become effective with respect to a Fund on such date indicated in Schedule A and shall remain in effect with respect to such Fund for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15.      RIGHT TO USE NAME

The Adviser warrants that the Funds’ names are not deceptive or misleading and that the Adviser has rights to any distinctive names used by each Fund. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser and/or Sub-Adviser as the case may be. Each Fund may use the name connected with the Adviser or Sub-Adviser or any name derived from or using the name of the Adviser or Sub-Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within 60 days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such names or any other name connected with the Adviser or Sub-Adviser.

16.      TERMINATION; NO ASSIGNMENT

(a) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Funds’ affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Funds.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

17.      NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees: (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.      ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has

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adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.      CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated there under, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Funds that the Adviser reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.

20.      SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.      CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.      GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ANGEL OAK FUNDS TRUST on behalf of each series of the Trust listed on Schedule A	ANGEL OAK CAPITAL ADVISORS, LLC

By:	By:

Name:	Name:

Title:	Title:

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SCHEDULE A

Advisory Fee Schedule

Fund	Annual Advisory Fee	Effective Date
Angel Oak Multi-Strategy Income Fund	0.89%	[ ], 2025
Angel Oak UltraShort Income Fund	0.44%	[ ], 2025

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ANGEL OAK FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

with

ANGEL OAK CAPITAL ADVISORS, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the _____ day of ____________, 2025, by and between Angel Oak Funds Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time (each a “Fund”, and together the “Funds”), and Angel Oak Capital Advisors, LLC, a Delaware limited liability corporation (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company and was registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”), prior to the commencement of operations of the Funds; and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management and services to the Funds pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

WHEREAS, the Adviser agrees to assume certain additional expenses of the Funds pursuant to the Agreement; and

WHEREAS, the Adviser may retain sub-advisers (the “Sub-Advisers”) to render portfolio management services to any of the Funds pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.        APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services, including the oversight of the portfolio management services to be rendered by any Sub-Advisers and the purchase and sale of securities held in the portfolios of the Funds, with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Trustees”).

2.        DUTIES OF ADVISER

(a)       GENERAL DUTIES. The Adviser shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation, the Trust’s Declaration of Trust and By-Laws; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser may also manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to any of the Funds and shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (vii) subject to the authority of the Trust, shareholder approval and exemptive relief sought from the U.S. Securities and Exchange Commission under Section 15(a) and Rule 18f-2 of the Investment Company Act, have full authority to retain Sub-Advisers to provide certain investment advisory services to the Funds noted herein, and may delegate certain of its duties hereunder to a Sub-Adviser

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and pay the Sub-Adviser a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement.

(b)       BROKERAGE. The Adviser shall be responsible for, but may delegate, decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may rely on a list of Adviser-approved brokers or dealers selected based on criteria, including: the broker’s integrity, ethics and trustworthiness regarding any relations and agreements with the Adviser and its clients; the broker’s ability to generate investment ideas that consistently lead to value creation for the Adviser’s clients; the broker’s speed and quality of trade execution to minimize market price impact and maximize value for the Adviser’s clients; the broker’s capability to provide services at the lowest possible cost to the Adviser’s clients; availability of and the Adviser’s direct access to broker research analysts and strategists; sufficient, competent broker personnel and support staff; the quality, depth and effectiveness of the broker’s investment research; the quality and effectiveness of trading ideas and their evaluation after-the-fact; the timely acknowledgement and correction of trade errors; the efficient clearance and settlement of trades; and the broker’s overall ability to provide best execution for the Adviser’s clients. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.        REPRESENTATIONS OF THE ADVISER

(a)       The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fuxnds as contemplated by this Agreement.

(b)       The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)       The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)       The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.        INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Adviser to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.        ADVISER’S PERSONNEL

(a)       The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the

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Adviser or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

(b) As stated above, at its own expense, the Adviser may carry out any of its obligations under this Agreement by retaining, subject to the direction and control of the Board, one or more Sub-Advisers. The Adviser may with respect to a Fund: (i) evaluate, select, and recommend Sub-Advisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Sub-Advisers; (iii) terminate any Fund Sub-Adviser; (iv) monitor and evaluate each Sub-Adviser’s performance; and (v) implement procedures reasonably designed to seek to ensure that Sub-Advisers comply with the Fund’s investment objective, policies, and restrictions. Despite the Adviser’s ability to retain Sub-Advisers to perform certain duties set forth in Section 2 of this Agreement, the Adviser shall retain overall responsibility for the general management and investment of each Fund’s assets.

6.        EXPENSES

(a)       During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased for a Fund (including taxes and brokerage commissions, if any). The Adviser shall pay, among other things, (i) all expenses relating to its registration under the Advisers Act; and (ii) all other general business overhead expenses incurred in connection with the services provided to the Trust, including office space, equipment, and personnel as may be necessary or convenient to provide the services.

During the term of this Agreement, the Adviser will pay all of the expenses of the Trust relating to each Fund covered by this Agreement and each Fund (inclusive of any expenses of a wholly-owned subsidiary of a Fund), except for (i) the fee payment under this Agreement as described in paragraph 7, (ii) payments under the Fund’s 12b-1 plan (if any), (iii) interest expenses, (iv) dividend and interest expenses related to short sales, (v) taxes, (vi) acquired fund fees and expenses other than fees for funds advised by the Adviser and/or its affiliates, (vii) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, and (viii) litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser pursuant to paragraph 7 hereof; provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser pursuant to paragraph 7 hereof, the Adviser will reimburse the Fund for such excess amount.

(b)       The Adviser may voluntarily or contractually absorb other Fund expenses.

7.        INVESTMENT ADVISORY AND MANAGEMENT FEE

(a)       Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)       The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)       The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)       The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e)       The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)       Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

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(g)       The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.        NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.        CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or a Fund to take any action contrary to the Trust’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Funds. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Funds’ administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.      ADVISER’S LIABILITIES AND INDEMNIFICATION

(a)       The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Funds’ offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b)       The Adviser shall be liable to the Funds for any loss (including brokerage charges) incurred by a Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c)       In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Funds or any shareholder of the Funds may have under any federal securities law or state law.

(d)       Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)       No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.      NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

13.      TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Funds or any other series of the Trust.

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14.      TERM. This Agreement shall become effective with respect to a Fund on such date indicated in Exhibit A and shall remain in effect with respect to such Fund for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required under the Investment Company Act as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Securities and Exchange Commission or its staff. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15.      RIGHT TO USE NAME. The Adviser warrants that the Funds’ names are not deceptive or misleading and that the Adviser has rights to any distinctive names used by each Fund. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser and/or Sub-Adviser as the case may be. Each Fund may use the name connected with the Adviser or Sub-Adviser or any name derived from or using the name of the Adviser or Sub-Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within 60 days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such names or any other name connected with the Adviser or Sub-Adviser.

16.      TERMINATION; NO ASSIGNMENT

(a)       This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Funds’ affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Funds.

(b)       This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

17.      NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees: (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.      ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.      CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated there under, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Funds that the Adviser reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.

20.      SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.      CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.      GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or

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to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

23.      OTHER. Any reference to the Investment Company Act, Advisers Act, or other in any provision of this Agreement shall include any rules or regulations thereunder, as amended from time to time, and in accordance with any applicable exemptive orders or similar relief granted by the Securities and Exchange Commission or other competent regulatory authority. To the extent any of the foregoing is relaxed by a competent court or rule, regulation, order, release, guidance or no-action position of the Securities and Exchange Commission or its staff or other competent regulatory authority, whether of special or general application, such provision shall be deemed to incorporate the effect of such court decision, rule, regulation, order, release, guidance or no-action position.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ANGEL OAK FUNDS TRUST on behalf of each series of the Trust listed on Schedule A	ANGEL OAK CAPITAL ADVISORS, LLC

By:	By:

Name:	Name:

Title:	Title:

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SCHEDULE A

Advisory Fee Schedule

Fund	Annual Advisory Fee	Effective Date
Angel Oak Income ETF	0.99%	[ ], 2025
Angel Oak UltraShort Income ETF	0.55%	[ ], 2025
Angel Oak High Yield Opportunities ETF	0.55%	[ ], 2025
Angel Oak Mortgage-Backed Securities ETF	0.79%	[ ], 2025

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ANGEL OAK STRATEGIC CREDIT FUND

INVESTMENT ADVISORY AGREEMENT

with

ANGEL OAK CAPITAL ADVISORS, LLC

THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of __________, 2025, by and between Angel Oak Strategic Credit Fund, a Delaware statutory trust (hereinafter called the “Fund”) and Angel Oak Capital Advisors, LLC, a Delaware limited liability corporation (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Fund is a management investment company and will be registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”), prior to the commencement of operations; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render certain investment management and services pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser may retain sub-advisers (the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.       APPOINTMENT OF ADVISER. The Fund hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services, including the oversight of the portfolio management services to be rendered by any Sub-Advisers and the purchase and sale of securities held in the portfolio of the Fund, with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Fund’s Board of Trustees (the “Board of Trustees” or “Trustees”).

2.        DUTIES OF ADVISER

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s governing documents, including, without limitation, the Fund’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser may also manage and oversee delegated sub-advisory services to be rendered by the Sub-Advisers to the Fund and shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Fund’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Fund may reasonably request; (vi) render to the Fund’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request; and (vii) subject to the authority of the Fund, shareholder approval and exemptive relief sought from the U.S. Securities and Exchange Commission under Section 15(a) and Rule 18f-2 of the Investment Company Act, have full authority to retain Sub-Advisers to provide certain investment advisory services to the Fund noted herein, and may delegate certain of its duties hereunder to a Sub-Adviser and pay the Sub-Adviser a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement.

(b) BROKERAGE. The Adviser shall be responsible for, but may delegate, decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees.

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In selecting a broker-dealer to execute each particular transaction, the Adviser may rely on a list of Adviser-approved brokers or dealers selected based on criteria, including: the broker’s integrity, ethics and trustworthiness regarding any relations and agreements with the Adviser and its clients; the broker’s ability to generate investment ideas that consistently lead to value creation for the Adviser’s clients; the broker’s speed and quality of trade execution to minimize market price impact and maximize value for the Adviser’s clients; the broker’s capability to provide services at the lowest possible cost to the Adviser’s clients; availability of and the Adviser’s direct access to broker research analysts and strategists; sufficient, competent broker personnel and support staff; the quality, depth and effectiveness of the broker’s investment research; the quality and effectiveness of trading ideas and their evaluation after-the-fact; the timely acknowledgement and correction of trade errors; the efficient clearance and settlement of trades; and the broker’s overall ability to provide best execution for the Adviser’s clients. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.        REPRESENTATIONS OF THE ADVISER

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.       INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.        ADVISER’S PERSONNEL

(a) The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

(b) As stated above, at its own expense, the Adviser may carry out any of its obligations under this Agreement by retaining, subject to the direction and control of the Board, one or more Sub-Advisers. The Adviser may with respect to the Fund: (i) evaluate, select, and recommend Sub-Advisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Sub-Advisers; (iii) terminate any Fund Sub-Adviser; (iv) monitor and evaluate each Sub-Adviser’s performance; and (v) implement procedures reasonably designed to seek to ensure that Sub-Advisers comply with the Fund’s investment objective, policies, and restrictions. Despite the Adviser’s ability to retain Sub-Advisers to perform certain duties set forth in Section 2 of this Agreement, the Adviser shall retain overall responsibility for the general management and investment of the Fund’s assets.

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6.        EXPENSES

(a) With respect to the operation of the Fund, the Adviser shall be responsible for: (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser; (iv) the fees of any Sub-Advisers; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Fund, including without limitation the Fund’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

7.        INVESTMENT ADVISORY AND MANAGEMENT FEE

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, an annual management fee at a rate of 1.25% of the Fund’s average daily net assets.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees

D-19

review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.        NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.       CONFLICTS WITH FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Fund’s Amended and Restated Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.      REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.      ADVISER’S LIABILITIES AND INDEMNIFICATION

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Fund or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.      NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Fund’s employment of the Adviser is not an exclusive arrangement. The Fund may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

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13.      TERM

This Agreement shall become effective at the time it is executed and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by: (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

14.      RIGHT TO USE NAME

The Adviser warrants that the Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive names used by the Fund. The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. The Fund may use the name connected with the Adviser or any name derived from or using the name of the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within 60 days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such name or any other name connected with the Adviser.

15.      TERMINATION; NO ASSIGNMENT

(a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16.     NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees: (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17.     ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Fund and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Fund. The Fund may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18.     CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the implementing regulations promulgated there under, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Adviser agrees to use its best efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Adviser agrees to inform the Fund of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

19.     SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.     CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.     GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

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ANGEL OAK STRATEGIC CREDIT FUND	ANGEL OAK CAPITAL ADVISORS, LLC

By:	By:

Name:	Name:

Title:	Title:

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APPENDIX E

MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER

The following sets forth the name and business address of each manager and principal executive officer of Angel Oak Capital Advisors, LLC as of April 22, 2025.

Sreeniwas Prabhu

Managing Partner, Co-CEO, & Group Chief Investment Officer

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Michael Fierman

Managing Partner & Co-CEO

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

The following sets forth the name and business address of each Trustee or officer of the Trusts who holds a position with the Adviser as of April 22, 2025.

Cheryl Pate

Trustee

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Position with the Adviser: Senior Portfolio Manager

Clayton Triick

Trustee

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Position with the Adviser: Head of Portfolio Management, Public Strategies

Adam Langley

President of the Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Position with the Adviser: Chief Operating Officer

Michael Colombo

Secretary of the Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Position with the Adviser: Chief Risk Officer

Nilesh Likhite

Treasurer of the Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Position with the Adviser: Fund Controller

Chase Eldredge

Chief Compliance Officer of the Trust

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

Position with the Adviser: Chief Compliance Officer

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APPENDIX F

INFORMATION REGARDING THE INVESTMENT ADVISORY
AGREEMENTS AND FEES PAID TO THE ADVISER

Trusts and Fund	Date Last Submitted for Shareholder Approval	Management Fees	Expense Limits	Management Fees Paid to Investment Adviser (for the fiscal year ended 1/31/2025)	Management Fees Waived By and Reimbursements From Investment Adviser (for the fiscal year ended 1/31/2025)

Angel Oak Funds Trust (Mutual Funds)[1]
Angel Oak Multi-Strategy Income Fund	10/16/2014	0.89%	0.99%	$24,043,302	$478,198[2]
Angel Oak UltraShort Income Fund	12/7/2017	0.44%	0.35%	$1,966,703	$1,082,264
Angel Oak Funds Trust (ETFs)[3]
Angel Oak High Yield Opportunities ETF	12/6/2023	0.55%	None	$506,499	$31,638[4]
Angel Oak Mortgage-Backed Securities ETF	12/6/2023	0.79%	0.49%	$528,940	$221,542[5]
Angel Oak UltraShort Income ETF	9/28/2022	0.55%	0.34%	$2,777,384	$1,312,945
Angel Oak Income ETF	9/28/2022	0.55%	0.79%	$2,386,544	$482,130
Angel Oak Strategic Credit Fund[6]	9/28/2017	1.25%	None	$1,245,197	None

[1]	The Current Advisory Agreement is dated October 16, 2014.
[2]	For the fiscal year ended January 31, 2025, the Adviser waived $568,797 in Management Fees. During the same period, the Adviser also recouped $90,599 in previously waived Management Fees which were eligible for recoupment under the terms of the Operating Expense Limitation Agreement, resulting a net waiver of $478,198.
[3]	The Current Advisory Agreement is dated October 6, 2022.
[4]	This entire amount was waived pursuant to the Angel Oak High Yield Opportunities Fund’s expense limitation agreement and is no longer subject to recoupment, following the reorganization of the Angel Oak High Yield Opportunities Fund into the Angel Oak High Yield Opportunities ETF.
[5]	$23,752 of this amount was waived pursuant to the Angel Oak Total Return Bond Fund’s expense limitation agreement and is no longer subject to recoupment, following the reorganization of the Angel Oak Total Return Bond Fund into the Angel Oak Mortgage-Backed Securities ETF.
[6]	The Current Advisory Agreement is dated November 9, 2017.

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APPENDIX G

AUDIT, FINANCIAL AND ADMINISTRATIVE OVERSIGHT COMMITTEE CHARTER

Purpose

The Audit, Financial and Administrative Oversight Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Funds Trust, which is comprised of multiple separate investment series (the “Funds”), and Angel Oak Strategic Credit Fund (also, a “Fund” and together with Angel Oak Funds Trust, the “Trusts”) is established to (i) oversee each Trust’s accounting and financial reporting process; (ii) oversee financial and administrative matters relating to the Trusts; and (iii) review and respond to reports of “Evidence of a Material Violation” (as such term is defined below) in its capacity as each Trust’s Qualified Legal Compliance Committee.

Each Trust’s management has the responsibility to prepare the Trust’s financial statements and to establish and maintain appropriate accounting and other controls and procedures. Each Trust’s independent registered public accounting firm has the responsibility to plan and conduct an annual audit of the Trust’s financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The Committee assists the full Board in the oversight of: (i) the integrity of each Trust’s financial statements; (ii) the Trust’s compliance with legal and regulatory requirements; and (iii) the qualifications, independence and performance of the Trust’s independent auditors.

Each Trust’s management regularly provides certain financial and administrative reports relating to the Funds. The Committee also assists the Board in overseeing the review of those reports and discussing with the Trusts’ management financial and administrative matters relating to the Funds.

Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes- Oxley Act (the “Standards”). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer becomes aware of Evidence of a Material Violation by the issuer or by any officer, director, employee, or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s qualified legal compliance committee forthwith.

Composition

The Committee shall be composed exclusively of Independent Trustees, at least one of whom may be considered an “Audit Committee Financial Expert” as that term may be defined pursuant to SEC rule or regulation from time to time.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

The members of the Committee shall select from their number a chairperson to oversee the Committee’s functions and operations.

Definitions

1.	Appearing and Practicing Before the SEC in the Representation of an Issuer: Attorneys “appearing and practicing” before the SEC in the representation of an issuer with which the attorney has an attorney-client relationship are subject to the Standards. “Appearing and practicing” covers a wide range of attorney conduct, including:
•	transacting any business or communicating with the SEC;
•	providing advice on federal securities laws regarding any document that the attorney has notice will be filed with or submitted to the SEC, including providing advice regarding the preparation of, or assisting in the preparation of, any such document;
•	advising the Funds as to whether information or a statement, opinion, or other writing is required under federal law to be filed with or submitted to the SEC (or incorporated into a filing);
•	representing the Funds in an SEC administrative proceeding or in connection with any SEC investigation, inquiry, information request, or subpoena.
2.	Evidence of a Material Violation: Credible evidence upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a Material Violation has occurred, is ongoing, or is about to occur. For the purposes of this definition, the SEC has defined “reasonably likely” as “more than a mere possibility” of a Material Violation — but it need not rise to the level of “more likely than not.”
3.	Material Violation: A material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Funds would want to be informed before making an investment decision.

G-1

Duties and Responsibilities

The duties and responsibilities of the Committee shall be as follows:

Audit Related Activities

•	Recommend to the Board the selection, retention or termination of an independent registered public accounting firm.
•	Evaluate the independence of each Trust’s independent auditor, and obtain and review the auditor’s disclosures and representations with respect to its independence.
•	As part of its evaluation of the independence of each Trust’s independent auditor, review (i) the fees paid to the Trust’s independent auditor by the Trust’s investment adviser and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Trust’s independent auditor by the Trust’s manager and its affiliates.
•	Review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the Committee will review the results of such audit with the independent auditors, including any comments or recommendations.
•	To consider the effect upon each Fund of any changes in accounting principles or practices proposed by management or the auditors.
•	Oversee the work of each Trust’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting.
•	Review with each Trust’s independent auditor and with management the adequacy and effectiveness of internal controls and procedures (including those relating to valuation of portfolio securities) and consider any comments, recommendations or findings with respect to these controls and procedures, whether of the Trust or its principal service providers.
•	Obtain and review periodically information provided by each Trust’s independent auditor concerning the audit firm’s quality control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues.
•	Review and approve the fees charged by the auditors for audit and non-audit services.
•	Investigate improprieties or suspected improprieties in Fund operations that are brought to the Committee’s attention.
•	Report its activities to the full Board on a regular basis.
•	Pre-approve all auditing services and permissible non-auditing services to be provided to each Trust by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment adviser and its control affiliates where such services relate directly to the operations and financial reporting of the Trust.
•	Review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law.
•	Review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time.
•	Consider such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

Financial and Administrative Oversight

•	Receive financial and administrative reports from the Trusts’ Treasurer or other persons deemed appropriate by the Committee with such frequency and in such forms as determined by the Committee from time to time;
•	Review the Funds’ proposed dividend distributions and recommend approval of such distributions by the Board.

G-2

Qualified Legal Compliance Committee

In its capacity as each Trust’s Qualified Legal Compliance Committee, the duties and responsibilities of the Committee shall be as follows:

•	Receive, consider and formulate appropriate responses to a report of Evidence of a Material Violation.
•	Investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Trusts and the power to retain outside counsel, auditors or other experts for this purpose.

Other

•	Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Funds from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds or their service providers of concerns regarding questionable accounting or auditing matters related to the Funds.

Authority

The Committee shall have unrestricted access to the Trustees of the Trusts, the independent auditors, and the executive and financial management of the Funds.

The Committee shall have the resources and authority appropriate to discharge its responsibilities (including those in its capacity as each Trust’s Qualified Legal Compliance Committee), including the authority to retain at the Trust’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

Process

The Committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the Committee shall be maintained and shall be submitted to the Board of the Trusts.

All meetings of the Committee shall be called by the chairperson of the Committee or by the Chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

In acting as each Trust’s Qualified Legal Compliance Committee, the Committee shall act pursuant to the following procedures:

The Committee shall instruct all attorneys appearing and practicing before the SEC in representation of each Trust to report to the Committee Evidence of a Material Violation involving the Funds.

Upon receipt of such a report, the Committee shall document its receipt of the report, and shall inform each Trust’s principal executive officer that it has received a report. Any such documentation shall remain confidential and be maintained in a secure location, with access available exclusively to Committee members.

The Committee shall meet promptly after the receipt of a report to begin an inquiry into the matters described in the report and to determine whether the Material Violation described in the report has occurred, is ongoing or is about to occur. The Committee shall take appropriate steps to examine the evidence presented and conduct a preliminary review of the evidence.

If the Committee determines an investigation is necessary or appropriate, it shall: (a) notify the Board; (b) initiate an investigation, which can be conducted by outside attorneys; and (c) retain experts if necessary.

At the conclusion of an investigation, the Committee shall: (a) inform each Trust’s principal executive officer and the Board of the results of the investigation; and (b) recommend, by majority vote, that the Trust implement an appropriate response to the Material Violation. An appropriate response may include appropriate steps or sanctions to stop any Material Violations that are ongoing, to prevent any Material Violations yet to occur, and to remedy or otherwise appropriately address any Material Violations that have already occurred and to minimize the likelihood of their recurrence.

If it is determined that no Material Violation has occurred, is ongoing or is about to occur, or that an attorney may assert a colorable defense on behalf of the subject of the Committee’s inquiry in any investigation or judicial or administrative proceeding relating to the Material Violation, the Committee shall terminate its investigation and notify the principal executive officer of its determination. The results of any investigation shall be documented and maintained along with the documentation of the receipt of the report.

The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC if a Trust materially fails to implement an appropriate response that the Committee has recommended the Trust take.

G-3

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Trusts.

Resources

The Trusts must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

•	compensation to any outside counsel, auditor and/or other experts engaged for the purpose of investigating any Evidence of Material Violation; and
•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

G-4

APPENDIX H

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (each, a “Trust” and together, the “Trusts”) is established to oversee each Trust’s nomination process and its fund governance matters. The Committee shall assist the full Board in connection with: (1) matters relating to the composition of the Board and the identification and selection of nominees for membership on the Board; and (2) matters relating to the governance process of each Trust.

Composition

The Committee shall be composed exclusively of the Independent Trustees of each Trust.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

Management of each Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

  The Committee shall recommend nominees to the full Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from each Trust’s manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of each Trust’s Board.
  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.
  The Committee shall review Trustee compensation on an as-needed basis and shall recommend any appropriate changes to the full Board.

Factors to be Considered in Connection with the Evaluation of Board Candidates

  The Committee intends to seek individuals who will serve the best interests of each Trust. The Committee shall consider a candidate’s qualifications and fitness for service on the Board and best governance practices. Such factors may include, but are not necessarily limited to, a candidate’s skills, relevant professional and industry experience, background and demonstrated commitment to integrity and ethical business practices.
  The Committee shall also ensure that the Board is in compliance with all federal, state and local regulatory requirements regarding the composition of the Board that are or may become applicable to the Trusts.
  The Committee does not have a formal policy to consider diversity when identifying candidates for the position of Trustee. However, as a matter of practice, the Committee will consider candidates whose attributes will, among other factors, complement those of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that different skills, experiences, backgrounds, education, viewpoints and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences, backgrounds and viewpoints is an important consideration in the Board’s composition

Corporate Governance Oversight and Functions

  The Committee shall oversee each Trust’s policies and procedures regarding compliance with corporate governance matters.
  The Committee shall periodically review the Board governance procedures of each Trust and shall recommend any appropriate changes to the full Board.
  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

H-1

Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Process

The Committee shall meet with such frequency and at such intervals as it determines are necessary to fulfill its duties and responsibilities, but not less than annually. Special meetings may be called as circumstances require.

All meetings of the Committee shall be called by the chairperson of the Committee or by the chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

The Committee shall keep minutes of each meeting and it shall distribute them to all members of the Committee for review and approval. Approved Committee minutes shall be submitted to the Board of the Trusts.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Trusts.

H-2

PROXY CARD

VOTER PROFILE:

Voter ID:	Security ID:
Shares to Vote:	Household ID:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.
vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.
(866) 521-4198 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.
Postage-Paid Envelope

[Fund Name]

A series of THE ANGEL OAK FUNDS TRUST

Proxy for a Special Meeting of Shareholders to be held on June 26, 2025

The undersigned hereby appoints Adam Langley and Michael Colombo, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all common shares of [Fund Name] (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 4:30pm, Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 26, 2025. The proxy material for the Meeting is available at: vote.proxyonline.com/angeloak/docs/specialmeeting2025.pdf

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (866) 521-4198 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[Fund Name]	PROXY CARD

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

The Board of Trustees of the Fund (the “Board”), including the Independent Trustees, recommends that you vote FOR approval of the Proposal.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser.	○	○	○

Mail ID:	CUSIP:

PROXY CARD

VOTER PROFILE:

Voter ID:	Security ID:
Shares to Vote:	Household ID:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.
vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.
(866) 521-4198 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.
Postage-Paid Envelope

[Fund Name]

A series of THE ANGEL OAK FUNDS TRUST

Proxy for a Special Meeting of Shareholders to be held on June 26, 2025

The undersigned hereby appoints Adam Langley and Michael Colombo, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all common shares of [Fund Name] (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 5:00pm, Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser”) at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 26, 2025. The proxy material for the Meeting is available at: vote.proxyonline.com/angeloak/docs/specialmeeting2025.pdf

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (866) 521-4198 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[Fund Name]	PROXY CARD

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

The Board of Trustees of the Fund (the “Board”), including the Independent Trustees, recommends that you vote FOR approval of the Nominee.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS:

		FOR	WITHHOLD
1.	To elect Clayton Triick as a Trustee of the Board of Trustees of the Trust.	○	○

Mail ID:	CUSIP: